AMENDMENT NO. 1
                                       TO
                          CREDIT AND SECURITY AGREEMENT


               THIS AMENDMENT NO. 1 TO CREDIT AND SECURITY AGREEMENT (this "Amendment") is made this 30th day of March, 1999, by and among APPLIED BIOSCIENCE INTERNATIONAL INC., a Delaware corporation ("Lender"), ENVIRON HOLDINGS, INC., a Delaware corporation ("EHI"), and ENVIRON INTERNATIONAL CORPORATION, a Virginia corporation (formerly APBI Environmental Sciences Group, Inc. and referred to herein as "US Corporation"), is the first amendment to that certain Credit and Security Agreement entered into by and among Lender, EHI and US Corporation dated February 2, 1999 (the "Credit and Security Agreement").

                                   WITNESSETH:
               WHEREAS, in connection with the payment by Borrower in full of the Term Loan and the execution and delivery of a Subordination and Intercreditor Agreement of even date by and among the Lender, First Union National Bank, and others (the "Subordination Agreement"), Lender, EHI and the US Corporation have agreed to amend the Credit and Security Agreement on the terms and conditions set forth hereinbelow. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Credit and Security Agreement.

               NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Lender, EHI and the US Corporation covenant and agree that the Credit and Security Agreement is amended as follows:

               1. Security Interest; Borrower's Collection Privileges. Sections 4A.01. and 4A.03. are amended by deleting the word "Obligations" in line 1 thereof and inserting in lieu thereof the following:

               "Seller Note, and all principal, interest, costs and expenses (including, without limitation, all costs of collection related thereto and all amounts advanced to protect the validity, security and priority of Lender's Liens in the Collateral securing the Seller Note) due Lender in respect thereof, and all amendments, allonges, extensions, modifications, renewals, restatements and substitutions thereto and therefor".

               2. Full Force and Effect; Ratification. Except as otherwise amended by this Amendment, all of the covenants, agreements, obligations and other provisions of the Credit and Security Agreement shall remain in full force and effect without change, and all of such covenants, agreements, obligations and other provisions, as amended by this Amendment, are hereby ratified and confirmed in all respects.



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               IN WITNESS WHEREOF, the Lender, EHI and the US Corporation have caused this Amendment to be duly executed all of the date first above written.


WITNESS:                         APPLIED BIOSCIENCE INTERNATIONAL INC.


   Jean Wactel                   By:   /s/  Fred B. Davenport, Jr.    (SEAL)
                                     Name:  Fred B. Davenport, Jr.
                                     Title: Vice President



                                 ENVIRON HOLDINGS, INC.


   Guy Lewis                     By:   /s/ Mitchell Smith             (SEAL)
                                     Name: Mitchell Smith
                                     Title: President


                        ENVIRON INTERNATIONAL CORPORATION


   Guy Lewis                     By:   /s/ Mitchell Smith            (SEAL)
                                     Name: Mitchell Smith
                                     Title: President